Exhibit (h)(5)


                               FIRST AMENDMENT TO
                   SECURITIES LENDING AUTHORIZATION AGREEMENT
                                     BETWEEN
                    NVEST FUNDS TRUST I, NVEST FUNDS TRUST II
                                       AND
                       STATE STREET BANK AND TRUST COMPANY




         WHEREAS, Nvest Funds Trust I and Nvest Funds II, on behalf of each of their respective series as listed on Schedule C (each a "Trust" and collectively, the "Trusts"), formerly known as New England Funds Trust I and New England Funds Trust II, respectively, and State Street Bank and Trust Company ("SSBT"), entered into a Securities Lending Authorization Agreement dated 30 November 1998 (the "Agreement"); and


         WHEREAS, the Agreement provides that it may be modified by an instrument in writing signed by the parties;

         WHEREAS, the Trusts and State Street desire to amend the Agreement to provide for name changes and the addition of a Fund to Schedule C;

         NOW, THEREFORE, for value received and in order to induce the parties to enter into the amendment contemplated hereby, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

         1. Schedule C is hereby deleted in its entirety and replace with the attached Schedule C.


         2.  The Agreement shall remain the same in all other respects.

              [Remainder of page intentionally left blank.]

         The Amendment is effective as of the 1st day of February, 2000.


         IN WITNESS WHEREOF, the parties hereto execute the above Amendment by affixing their signatures below.




NVEST FUNDS TRUST I,                              NVEST FUNDS TRUST II,
on behalf of its respective                       on behalf of its respective
series as listed on Schedule C                    series as listed on Schedule C


By:/S/ JOHN T. HAILER                             By: /S/ JOHN T. HAILER
Name: JOHN T. HAILER                              Name: JOHN T. HAILER
Title: PRESIDENT                                  Title: PRESIDENT



STATE STREET BANK AND
TRUST COMPANY


By:  /S/ JOHN L. CARTY
Name:  JOHN L. CARTY
Title:  SENIOR VICE PRESIDENT

                                   SCHEDULE C


      This Schedule is attached to and made part of the Securities Lending Authorization Agreement, dated the 30th day of November 1998 between NVEST
       FUNDS TRUST I and NVEST FUNDS TRUST II, on behalf of each of their respective series as

          listed on Schedule C and STATE STREET BANK AND TRUST COMPANY
                                ("State Street").

        NVEST FUNDS TRUST I, FORMERLY KNOWN AS NEW ENGLAND FUNDS TRUST I


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OLD NAME                                        NEW NAME
--------------------------------------------------------------------------------
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New England Bond Income Fund                    Nvest Bond Income Fund
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New England Government Securities Fund          Nvest Government Securities Fund
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New England International Equity Fund           Nvest International Equity Fund
--------------------------------------------------------------------------------
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New England Strategic Income Fund               Nvest Strategic Income Fund
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       NVEST FUNDS TRUST II, FORMERLY KNOWN AS NEW ENGLAND FUNDS TRUST II


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OLD NAME                                        NEW NAME
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New England Short Term Corporate                Nvest Short Term Corporate
Income Fund                                     Income Fund
--------------------------------------------------------------------------------
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New England High Income Fund                    Nvest High Income Fund
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New England Limited Term U.S.                   Nvest Limited Term U.S.
Government Fund                                 Government Fund
--------------------------------------------------------------------------------